                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 15, 2001


             CHASE MANHATTAN CREDIT CARD MASTER TRUST, SERIES 1996-3
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             (Exact name of registrant as specified in its charter)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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                             (Sponsor of the Trust)



        United States                   33-40006                  22-2382028
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

               200 White Clay Center Drive, Newark, DE              19711-5466
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               (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: (302) 575-5050

Item 5.  Other Events:


         Chase Manhattan Credit Card Master Trust is the issuer of 1 outstanding series of asset backed certificates. The asset-backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of June 1, 1991, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as servicer, and Yasuda Bank and Trust Company (U.S.A.), as trustee.

         On June 15, 2001, Chase USA, as servicer, distributed monthly interest to the holders of the Series 1996-3 certificates. Chase USA furnished a copy of the monthly certificateholders' report required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

        Exhibits        Description
        ----------      ---------------
        20.1            Monthly  Certificateholders' Statements with respect
                        to the June 15, 2001 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 27, 2001

                                      Chase Manhattan Credit Card Master Trust,

                                      By: Chase Manhattan Bank USA, N.A.,
                                      as Servicer



                                      By: /s/ Patricia Garvey
                                          -----------------------------
                                          Name: Patricia Garvey
                                          Title: Vice President

                                INDEX TO EXHIBITS
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Exhibit No.        Description
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20.1               Monthly Certificateholders' Statement with respect to the
                   June 15, 2001 distribution to Certificateholders for Series
                   1996-3